[EXHIBIT 10.22]

                  REGISTRATION RIGHTS AGREEMENT

      This  Registration Rights Agreement (this  "Agreement")  is
                                                  ---------
made and entered into as of May 6, 2004, among Pacific CMA, Inc., a Delaware corporation (the "Company"), and the purchasers signatory hereto (each such purchaser is a "Purchaser" and all
                                             ---------
such purchasers are, collectively, the "Purchasers").
                                        ----------

                This Agreement is made pursuant to the Securities
Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").
                         ------------------

                The Company and the Purchasers hereby agree as follows:

        1.   Definitions
             -----------

                Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                    "Effectiveness Date" means, with  respect  to
                     ------------------
     the initial Registration Statement required to be filed hereunder, the 120th calendar day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 120th
                                         ------------
     calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided,
                                                        --------
     however,  in  the  event  the Company  is  notified  by  the
     -------
     Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

                    "Effectiveness Period" shall have the meaning
                     --------------------
     set forth in Section 2(a).
                  ------------

                    "Filing  Date"  means, with  respect  to  the
                     ------------
     initial Registration Statement required hereunder, the 60th calendar day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 15th day following the date on
                 ------------
     which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

                    "Holder"  or  "Holders" means the  holder  or
                     ------        -------
     holders,  as  the  case  may  be,  from  time  to  time   of
     Registrable Securities.

                   "Indemnified Party" shall have the meaning set
                    -----------------
     forth in Section 5(c) hereof.

                  "Indemnifying Party" shall have the meaning set
                   ------------------
     forth in Section 5(c) hereof.

                  "Losses"  shall  have the meaning set forth  in
                   ------
     Section 5(a).
     ------------

                  "Proceeding"  means  an  action,  claim,  suit,
                   ----------
     investigation or proceeding (including, without  limitation,
     an   investigation  or  partial  proceeding,   such   as   a
     deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in a
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     Registration  Statement (including,  without  limitation,  a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the
     Securities   Act),  as  amended  or  supplemented   by   any
     prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities
     covered   by  a  Registration  Statement,  and   all   other
     amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                   "Registrable Securities" means, as of the date
                    ----------------------
     in question, (i) all of the shares of Common Stock issuable upon conversion in full of the shares of Preferred Stock,
     (ii) all shares issuable as dividends on the Preferred Stock assuming all interest payments are made in shares of Common Stock and the Preferred Stock is held for at least 3 years,
     (iii) all Warrant Shares, (iv) any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing and (v) any additional shares issuable in connection with any anti-dilution provisions associated with the Preferred Stock.

                   "Registration    Statement"      means     the
                    -------------------------
     registration statements required to be filed hereunder and any additional registration statements contemplated by
     Section  3(c),  including  (in each  case)  the  Prospectus,
     -------------
     amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                   "Rule 415"  means Rule 415 promulgated by  the
                    --------
     Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                   "Rule  424" means Rule 424 promulgated by  the
                    ---------
     Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                   "Securities Act" means the  Securities Act  of
                    --------------
     1933, as amended.

                   "Underlying Shares" means the shares of Common
                    -----------------
     Stock issuable upon conversion of the Preferred Stock and the Warrant Shares.

                   "Warrants"  shall   mean  the   Common   Stock
                    --------
     purchase warrants issued to the Purchasers pursuant to the Purchase Agreement.

                   "Warrant Shares"  shall  mean  the  shares  of
                    --------------
     Common Stock issuable upon exercise of the Warrants.


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


        2.  Shelf Registration
            ------------------

                (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration
Statement   covering  the  resale  of  150%  of  the  Registrable
Securities on such Filing Date for an offering to be  made  on  a
continuous   basis  pursuant  to  Rule  415.   The   Registration
Statement shall be on Form S-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to
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the  terms  of  this Agreement, the Company shall  use  its  best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such
Registration   Statement   continuously   effective   under   the
Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). The
                                     --------------------
Company shall immediately notify the Holders via facsimile of the effectiveness of the Registration Statement on the same day that the Company receives notification of the effectiveness from the Commission. Failure to so notify the Holder within 1 Trading Day following such notification shall be deemed an Event under
Section 2(b).
------------

                (b) If: (i) a Registration Statement is not filed
on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by
Section  3(a), the Company shall not be deemed to have  satisfied
-------------
clause  (i)  of  Section  3(a) of this Agreement),  or  (ii)  the
                 -------------
Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 15 consecutive business days or an aggregate of 25 business days during any 12-month period (which need not be consecutive days) (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such 5 Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 Trading Day period is exceeded, or for purposes of clause (v) the date on which such 15 or 25 day period, as applicable, is exceeded being referred to as "Event Date"), then, on each such Event Date and every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2.0% per month,


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

pro rata on a daily basis, of the Stated Value of the Preferred Stock then held by the Holder. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

        3.  Registration Procedures
            -----------------------

                In connection with the Company's registration obligations hereunder, the Company shall:

                (a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably and in good faith object, provided, the Company is notified of such objection in writing no later than two (2) Trading Days after the Holders have been so furnished copies of such documents.

                (b) (i) Prepare and file with the Commission such
amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within 10 Trading Days, to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

               (c) If during the Effectiveness Period, the Holder informs the Company that the number of Registrable Securities at any time exceeds 75% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to


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

the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 150% of the number of such Registrable Securities.

                (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through
(vi) hereof, shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made)  as  promptly as reasonably possible (and, in the  case  of
(i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation  of  any  Proceedings for that purpose;  (iv)  of  the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability or the Registration Statement or Prospectus; provided, however, that (a) notwithstanding anything to the contrary provided herein or elsewhere, shall require the Company and/or any of its affiliates, agents, officers, directors and/or employees to violate any law, rule, regulation and/or fiduciary duty, and (b) any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

                (e) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.
Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.


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

                 (f) Use commercially reasonable efforts to register or qualify the resale of such Registrable Securities as required under applicable securities or Blue Sky laws of each State within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                (g) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

                (h) Upon the occurrence of any event contemplated
by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(d) above to suspend
      ----------------------------------------
the use of the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a
                  ------------
Registration Statement and Prospectus, subject to the payment of liquidated damages pursuant to Section 2(b), for a period not to
                               ------------
exceed  60  days (which need not be consecutive days) in  any  12 month period.

                 (i)   Comply  with  all  applicable  rules   and
regulations of the Commission.

                 (j) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                 (k) The Company may require, at any time prior to the third Trading Day prior to the Filing Date, each Holder to furnish to the Company (i) a statement as to the number of shares of Common Stock beneficially owned by such Holder,
(ii) a selling shareholder questionnaire as provided by the Company and attached hereto as Annex B, and, (iii) if requested
                                -------
by the Commission, the controlling person thereof, within three Trading days of the Company's request. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three

Trading Days of the Company's request, any liquidated damages that are accruing at such time shall be tolled as to such Holder only and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

         4. Registration Expenses. All fees and expenses incident
            ---------------------
to  the  performance of or compliance with this Agreement by  the
Company  shall  be  borne  by  the Company  whether  or  not  any
Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(A)  with  respect  to  filings required  to  be  made  with  the
Principal Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

        5. Indemnification
           ---------------

                (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as
                                                   ------
incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by
                               ---------------------
such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall
                                 ------------
notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

               (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon: (i) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-
                                                -----------------
(vi),  the  use  by  such  Holder of  an  outdated  or  defective
----
Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the liability of any selling Holder hereunder  be  greater in amount than the dollar  amount  of  the gross proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

               (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such
                                       -----------------
Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and
                            ------------------
the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

                An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such
Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the expense of one such counsel for each Holder shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the
Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                (d)  Contribution. If a claim for indemnification
under  Section  5(a)  or  Section  5(b)  is  unavailable  to   an
       -------------      -------------
Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys'
                         ------------
or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d),
                                                   -------------
no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount of gross proceeds received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                 The   indemnity   and  contribution   agreements
contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6.   Miscellaneous
             -------------

               (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and all of the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of
                      --------  -------
this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                 (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth  on  Schedule  6(b), neither the Company  nor  any  of  its
           --------------
subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

                (c) No Piggyback on Registrations. Except as set forth on Schedule 6(c) attached hereto, neither the Company nor
          -------------
any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(c) shall not prohibit the Company
                    ------------
from filing amendments to registration statements already filed.

                (d) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                (e) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(ii), (iii) or (vi),
                                --------------------------------
such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section
                                                          -------
3(h),  or  until it is advised in writing (the "Advice")  by  the
----                                            ------
Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental  filings  that  are incorporated  or  deemed  to  be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company agrees and acknowledges that any period during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).
                                                ------------

                (f) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered.

                 (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase
Agreement.

                (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

                (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

               (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (n)Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                (o) Independent Nature of Purchasers' Obligations
and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                      ********************

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                          PACIFIC CMA, INC.

                          By:____________________________________
                             Name:
                             Title:


               [SIGNATURE PAGE OF HOLDERS FOLLOWS]

             [PURCHASER'S SIGNATURE PAGE TO PAM RRA]

Name of Investing Entity: __________________________
Signature of Authorized Signatory of Investing Entity:_______________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________



                   [SIGNATURE PAGES CONTINUE]

                               ANNEX A

                        Plan of Distribution
                        --------------------

     Each Selling Stockholder (the "Selling Stockholders") of the
                                    --------------------
common  stock ("Common Stock") of Pacific CMA, Inc.,  a  Delaware
                ------------
corporation (the "Company") and any of their pledgees,  assignees
                  -------
and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Principal Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

       * ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

       * block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

       * purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

       * an exchange distribution in accordance with the rules of the applicable exchange;

       *  privately negotiated transactions;

       * settlement of short sales entered into after the date of this prospectus;

       * broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

       *  a combination of any such methods of sale;

       *  through the writing or  settlement of options or  other
          hedging   transactions,   whether  through  an  options
          exchange or otherwise; or

       *  any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under  the  Securities Act of 1933, as amended  (the  "Securities
                                                       ----------
Act"), if available, rather than under this prospectus.
---

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

     In connection with the sale of our common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

     The  Company  is required to pay certain fees  and  expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

     We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

     Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                             ANNEX B

                SELLING STOCKHOLDER QUESTIONNAIRE
                ---------------------------------

Pacific CMA, Inc.
1350 Avenue of the Americas
New York, New York 10019


Ladies and Gentlemen:

      I acknowledge that I am one of the selling stockholders in the offering of shares of common stock issuable upon conversion of shares of Series A Convertible Preferred Stock and shares of common stock issuable upon exercise of warrants to purchase
shares  of  common  stock,  of  Pacific  CMA,  Inc.  ("PAM").   I
purchased these shares of preferred stock and warrants in connection with PAM's private placement, under that certain
Securities Purchase Agreement, dated as of May 6, 2004, by and among PAM and each purchaser identified on the signature pages thereto, including me. I understand that I will be named as a selling stockholder in the prospectus that forms a part of the registration statement on Form S-3 that PAM will file with the Securities and Exchange Commission to register under the Securities Act of 1933 the shares I expect to sell. PAM will use the information that I provide in this Questionnaire to ensure the accuracy of the registration statement and the prospectus.

         -----------------------------------------------
                  Please answer every question.
         If the answer to any question is "none" or "not
                  applicable," please so state.
         -----------------------------------------------

1.   Name.     Type or print your name exactly as it should
     ----
appear in the Registration Statement.

              ___________________________________________________

2.   Contact Information.  Provide the address, telephone  number
     -------------------
     and fax number where you can be reached during business hours.

     Address: ___________________________________________________

              ___________________________________________________


     Phone:   ___________________________________________________

     Fax:     ___________________________________________________

3.   Relationship with PAM.  Describe the nature of any position,
     ---------------------
     office or other material relationship you have had with PAM during the past three years.

     ____________________________________________________________

     ____________________________________________________________

4.     Organizational   Structure.   Please   indicate   or   (if
       --------------------------
applicable) describe how you are organized.

       (a)   Are you a natural person?            [ ] Yes  [ ] No
                       --------------
             (if so, please mark the box and skip
             to Question 5)

       (b)   Are you a reporting company under    [ ] Yes  [ ] No
                       -----------------
             the 1934 Act?
             (if so, please mark the box and skip
             to Question 5)

       (c)   Are you a majority-owned subsidiary
                       -------------------------
             of a reporting company under         [ ] Yes  [ ] No
             the 1934 Act?
             (if so, please mark the box and skip
             to Question 5)

        (d)  Are you a registered investment      [ ] Yes  [ ] No
             fund under the 1940 Act?
             (if so, please mark the box and skip
             to Question 5)

If you have answered "no" to all of the foregoing questions, please describe: (i) the exact legal description of your entity (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above), (iii) the names of each person or persons having voting and investment control over PAM's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

Legal Description of Entity:_____________________________________

Name of Entity(ies) Managing Such Entity (if any):_______________

_________________________________________________________________

_________________________________________________________________

Name of Entity(ies) Managing such Entity(ies) (if any):__________

_________________________________________________________________

_________________________________________________________________

Name(s) of Natural Persons Having Voting or Investment
Control Over the Shares Held by such Entity(ies):________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

5.   Ownership of PAM Securities.  This question covers your
     ---------------------------
     beneficial ownership of PAM securities. Please consult the Appendix A to this Questionnaire for information as to the meaning of "beneficial ownership." State the number of shares of PAM common stock that you beneficially owned as of ________ ___, 2004:


          No. of Shares of Stock ________________________________

6.   Plan of Distribution.  I have reviewed the proposed "Plan of
     --------------------
     Distribution" attached to Registration Rights Agreement, dated May __, 2004 by and among the Company and the purchasers signatory thereto, and agree that the statements contained therein reflect my intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, I have communicated in writing to one of the parties listed above my signature on page 6 any changes to the proposed "Plan of Distribution" that are required to make these statements accurate and complete.
     [ ] (Please check the box if you have made any changes to Appendix B)

7.   Reliance on Responses.  I acknowledge and agree that PAM and
     ---------------------
     its counsel, Gusrae, Kaplan & Bruno, PLLC, shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the registration statement and the sale of any shares of common stock of PAM pursuant to the registration statement.


Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below. Please return the completed questionnaire via fax to ______________________________ no later than May __, 2004.

If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please immediately contact ___________________.

Date:_______________         ______________________________________
                               (Print name of selling stockholder)


                             By:___________________________________
                                           (Signature)

                             Name:_________________________________
                                           (Print name)

                             Title:________________________________

                             APPENDIX A


1.   Definition of "Beneficial Ownership"

     (a) A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

          (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

          (2)  Investment  power  which  includes  the   power   to
               dispose,   or  direct  the  disposition   of,   such
               security.

          Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

     (b) Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

     (c) Notwithstanding the provisions of paragraph (a), a person is deemed to be the "beneficial owner" of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

          SCHEDULE 6(b) TO REGISTRATION RIGHTS AGREEMENT
          ----------------------------------------------

     1. Midsummer Investments Ltd. and Crestview Investments Ltd. have registration rights in connection with their purchase of the Company's Series A Preferred Stock and Warrants pursuant to a Securities Purchase Agreement dated as of April 8, 2004 by and between such persons and the Company (the "Prior Financing").

     2. Pacific Summit Securities has piggyback registration rights with respect to warrants to purchase 145,833 shares of Common Stock received in connection with the Prior Financing.

    3. The Oberon Group LLC has piggyback registration rights with respect to warrants to purchase 70,000 shares of Common
Stock to be issued in connection with the Offering.

                        SCHEDULE 6(c) TO
                  REGISTRATION RIGHT AGREEMENT
                  ----------------------------

       1. The persons set forth in Schedule 6(b) may include the shares of Common Stock issuable upon exercise of the warrants and conversion of the Preferred Stock.